CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “***”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(on DWM letterhead)

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Attention:	***, General Manager

Subject:	Amendment to Share Purchase Agreement dated December 31, 2012 relating to the sale and purchase of 80% of the issued share capital of *** (hereinafter “SPA”).

Dear Mr.***,

With reference to our recent discussions, DWM Petroleum AG (“DWM”) proposes to amend Articles 3.4.1 and 3.4.3 of SPA, as follows:

1.	In Article 3.4.1 of the SPA, time period required for satisfaction of Conditions Precedents (as defined in the SPA) is increased from 120 days to 180 days.

2.	In Article 3.4.3 of the SPA, time period required for satisfaction of Conditions for Next Advance (as defined in the SPA) is increased from 90 days to 150 days.

Except for the amendments proposed above, all other terms and conditions of the SPA shall remain unaffected.

If you agree with the above proposal, kindly indicate such agreement by signing in the space provided below, and thereafter returning to us, one scanned version of signed copy of this document via e-mail.

Sincerely yours,

Dr. Werner Ladwein
President

/s/ Dr. Werner Ladwein

Agreed for and on behalf of ***
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/s/ Signed